UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2022

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: International Equity Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC ("Franklin Templeton"), Irish Life Investment Managers Limited ("ILIM"), and LSV Asset Management ("LSV")
Fund Performance
For the twelve-month period ended April 30, 2022, the Fund (Institutional Class shares) returned -10.51%, relative to an -8.15% return for the MSCI EAFE Index, the Fund’s benchmark index.
Franklin Commentary
International equity markets experienced a roller coaster of volatility over the past twelve months, ending on a prolonged down note as several factors negatively impacted markets and economies. Central banks and governments began winding down supportive monetary and fiscal stimulus measures, while inflation soared, interest rates rose, and supply chains periodically clogged up. Toward period end, Russia invaded Ukraine and introduced another level of uncertainty to markets. All of this eventually overshadowed easing lockdown restrictions and positive COVID-19 vaccine and treatment developments, while negatively affecting international equities.
During the twelve-month period ended April 30, 2022, the Franklin sub-advised portion of the Fund underperformed the benchmark index as stock selection in the consumer discretionary, information technology (“IT”) and health care sectors detracted from relative returns.
In the consumer discretionary sector, China-based TAL Education Group, a tutoring company, and U.K.-based online retailer boohoo group plc weighed on relative returns. We exited both positions during the period. TAL depressed performance after the Chinese government announced strict new rules that would bar for-profit companies from offering tutoring in core school subjects and would make tutoring companies register as non-profits. Increasing freight and labor costs from the global pandemic were only two factors negatively impacting boohoo group. The stock issued a profit warning due to supply chain issues, increased return rates and a pullback in consumer sentiment in the U.K., which hurt the holding.
Canada-based Shopify, Inc., an e-commerce solutions provider, detracted from relative returns in the IT sector. The company announced disappointing financial results following its predictions of higher operating costs going forward. Although investors viewed Shopify’s recent termination of relationships with fulfillment partners negatively, we believe it could lead to a logistics network that helps with faster free shipping.
In the health care sector, Evotec SE, a Germany-based contract development and manufacturing organization, curbed results. The company detracted from performance after Bayer (not a fund holding) announced the discontinuation of a Phase II development candidate, Eliapixant. We continue to believe in the long-term growth prospects for Evotec and think its technological capabilities could further separate it from the competition.
In communication services, Japan-based advertising, gaming and media company CyberAgent, Inc. disappointed, despite reporting strong results in its advertising and media segment. The stock dipped after the company opted to not release fiscal year 2022 guidance along with its fiscal fourth quarter 2021 results. Later, the company announced revenues and operating profits that missed consensus expectations due to weaker-than-expected games revenue and higher advertising spending. We continue to believe CyberAgent’s games division is adept at developing and monetizing games.
Relative performance in industrials was held back by Clarivate PLC, a U.K.-based information services company that provides data and analytics for research. The stock has been under pressure as of late given changes in management, coupled with the market’s rotation out of higher-multiple stocks. We believe that the company’s proprietary data and solutions, along with its scale and global reach, are likely to continue driving high demand for its services over the long term.
Conversely, select holdings in IT and other sectors aided performance. CyberArk Software Ltd, an Israel-based provider of IT security solutions, boosted relative returns. Late in the period, the company announced revenues that beat analyst expectations, while increasing its fiscal year 2022 guidance significantly. Previously, CyberArk reported strong third quarter results, with consensus-beating subscription revenue.
Plumbing distributor Ferguson Plc lifted performance in the industrials sector after reporting strong quarterly results throughout the period and increasing market share. Because the firm sold its business in the U.K. in 2021 and is now moving its primary listing from London to the United States, we exited the position as the holding no longer qualifies for our non-U.S. portfolios.
Deutsche Boerse AG, a Germany-based financial marketplace operator, helped relative returns in the financial sector. The company rebounded from a 2021 decline, helping performance later in the first quarter of 2022, and is benefiting from increased volatility in the market coupled with recent and speculated increased interest rates.
In the health care sector, Australia-based hearing implant manufacturer Cochlear Ltd. and Denmark-based biotech firm Genmab S/A bolstered performance. Cochlear’s stock was aided late in the period after reporting better-than-expected profitability and gross margins. While its implants business experienced some weakness, other segments fared better. Early in the period, Genmab’s stock price rose following a robust earnings report. We believe the company, which focuses on cancer treatments, has a strong pipeline that can drive growth over the longer term. Genmab’s main drug, Darzalex, which treats multiple myeloma, has gained a reputation as a best-in-class therapy since its 2015 launch.
Materials holding Koninklijke DSM N.V., a Netherlands-based multinational chemicals and life sciences firm, improved relative performance. Earlier in the period, the company announced an acceleration of its transformation into a pure-play nutrition business. In our view, this strategic move is value accretive. DSM also reported solid financial results in the period, driven by strength in its nutrition and supplements divisions - primarily in the animal nutrition segment - as well as robust growth in its materials business.
In terms of sector allocations, an overweight in IT and a lack of exposure to energy hindered relative performance. An underweight in consumer discretionary and an overweight in health care helped relative returns. Regionally, security selection in the U.K. and Europe detracted from results relative to the Fund’s benchmark index, while stock selection in the Asia-Pacific ex Japan region and an underweight in Japan contributed.

ILIM Commentary
Global equities rose over the last eight months of 2021, supported by strong growth and upward revisions to earnings forecasts. Monetary and fiscal stimulus combined with the reopening of economies as COVID-19 vaccines were rolled out also contributed to gains. Markets experienced several drawdowns during 2021 related to rising bond yields, new COVID-19 variants, and periodic growth concerns, but these were overcome with markets close to the highs for the year by the end of December. Markets, however, fell in early 2022 and gave up the gains achieved since April 2021 on concerns over tighter central bank policies due to persistent high inflation, higher bond yields, and uncertainty over the potential impact on growth and inflation from the invasion of Ukraine by Russia.
Pacific Basin (ex-Japan) stocks fell -6.2% in the twelve-month period ended April 30, 2022. It was a very mixed year for the major equity markets in the Pacific region. Australian equities rose strongly, benefiting from the ongoing surge in commodity prices which boosted the equity market given the importance of the resource sector within the economy and overall equity market. In contrast, the Hong Kong market fell sharply, negatively impacted by a slowdown in the Chinese economy, pressures in the property market, and the overhang from political tensions related to the growing influence of China in the day-to-day running of Hong Kong. Despite the wide divergence in performance between markets, the region slightly outperformed other Europe, Australasia, and the Far East (“EAFE”) regions.
European ex-U.K. markets fell -9.2% in the twelve-month period ended April 30, 2022. European markets performed relatively well compared to other EAFE regions in the last eight months of 2021. The European economy recovered strongly from the second quarter of 2021 onwards, as COVID-19 vaccine rollouts accelerated after a slow start. The region benefited from attractive valuations and a strong rebound in earnings while also benefiting at times from the outperformance of value stocks in which the region is relatively overweight. European stocks, however, fell and underperformed in early 2022. The region is most exposed and sensitive to the fallout from the war in Ukraine with growth forecasts being revised down by significantly more than was evident in other parts of the world. A policy shift at the European Central Bank, which guided towards the end of asset purchases by mid-summer, and a subsequent start to interest rate rises also negatively impacted European equity markets.
Japanese stocks fell -13.1% in the twelve-month period ended April 30, 2022. The Japanese equity market was relatively lackluster through 2021 compared to most other regions as the economy continued to struggle to maintain a consistent recovery from the COVID-19 pandemic. Over the last eighteen months, the Japanese economy has experienced a pattern whereby positive growth in one quarter has been followed by a contraction in the next quarter due to ongoing waves of COVID-19, resulting in a series of lockdowns which have hampered growth. Despite the Bank of Japan maintaining a relatively loose monetary policy stance compared to other global central banks, the domestic economy has failed to see the improvement in growth, which was evident elsewhere, and Japanese corporate earnings growth has also lagged that of other major regions, which has contributed to the relative underperformance of Japanese equities.
U.K. equities rose 4.9% in the twelve-month period ended April 30, 2022. The U.K. equity market stands out among global equity markets in terms of generating a solid positive return over the period. Having been a consistent underperformer for several years, U.K. equities began to improve in relative performance terms through 2021. Valuations in absolute and relative terms had fallen to attractive levels after a long period of negative news flow related to the U.K.’s exit from the European Union and the resultant slowing in growth. The U.K. equity market began to outperform in early 2021 as it was one of the first countries to rollout COVID-19 vaccines which enabled an early reopening of the economy. The U.K. has also benefited from its high weight in energy and resource stocks which have performed extremely well on the back of rising oil and commodity prices over the last 12-18 months.
LSV Commentary
The portion of the Fund sub-advised by LSV (the “LSV portfolio”) will have a deep value orientation and a smaller capitalization bias than the benchmark index which complements the other sub-advisers’ approach to investing and provides diversification by style within the Fund.
For the twelve-month period ended April 30, 2022, markets declined with the MSCI EAFE Index falling 8.2% while the MSCI EAFE Value Index fell 3.5%. Value stocks held up better in the year which included high inflation numbers, higher interest rates, and higher oil prices in addition to the war in Ukraine. These events resulted in markets selling off although the LSV portfolio did hold up better than the indexes by falling only 2.9%.
LSV’s focus on cheaper stocks was the biggest contributor to the relative performance. For two years in a row now, value has been in favor which has helped the LSV portfolio outperform the indexes the past few years. Companies that trade in the cheapest quintiles based on earnings or book value outperformed the most expensive quintile during the period and the LSV portfolio trades at a significant valuation discount relative to the MSCI EAFE Index and even slightly cheaper than the MSCI EAFE Value Index. The LSV portfolio is well diversified, country neutral relative to the Fund’s benchmark index and has a smaller capitalization bias than the indices which are capitalization weighted (the largest stocks get the largest weight). The smaller cap bias detracted from results in the last fiscal year as smaller stocks sold off more, especially in the last few months as the war in Ukraine caused investors to seek safety. By focusing on where the best ‘values’ are with the stock selection model, many of the highest rated stocks are cheaper and smaller in market capitalization than the typical stock in the Fund’s benchmark index. In this fiscal year, style was the primary contributor, but the LSV portfolio’s smaller size was a detractor.
LSV uses a rules-based, quantitative discipline to rank stocks by country based on their current cheapness and near-term appreciation potential. This combination of value and momentum is continually refined and improved by the research team at LSV, and international portfolios are constructed so that the overall portfolio has attractive fundamentals and good diversification. LSV will attempt to buy the most attractive stocks in each market in the Fund’s benchmark index based on their model rankings and there will be some limited industry and sector exposures relative to the benchmark index but no significant country deviations. The bottom-up stock selection model remains fully invested and the LSV portfolio will have a discount compared to the benchmark index in most valuation metrics. The investment team will also apply a judgmental overlay on any security that is bought or sold in the LSV portfolio. Typical annual turnover is less than 20%.
The views and opinions in this report were current as of April 30, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2022 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-10.51%	2.92%
Investor Class	-10.82%	6.17%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	25.12%
Financial	20.16
Industrial	13.47
Consumer, Cyclical	12.90
Basic Materials	7.65
Communications	7.32
Technology	6.21
Energy	4.84
Utilities	2.11
Diversified	0.20
Short Term Investments	0.02
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 30, 2021 to April 30, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/30/21)	(04/30/22)	(10/30/21–04/30/22)
Institutional Class
Actual	$1,000.00	$ 872.00	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.29
Investor Class
Actual	$1,000.00	$ 870.70	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.06
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 183/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 7.33%
4,141	Air Liquide SA	$ 716,429
1,638	Akzo Nobel NV	142,091
37,581	Anglo American PLC	1,664,268
3,659	Antofagasta PLC	70,025
5,583	ArcelorMittal SA	162,788
497	Arkema SA	56,630
10,900	Asahi Kasei Corp	89,431
8,027	BASF SE	422,727
66,379	BHP Group Ltd	2,218,080
51,446	BlueScope Steel Ltd	731,335
14,590	Boliden AB	632,640
1,350	Brenntag SE	104,171
865	Chr Hansen Holding A/S	67,392
2,197	Clariant AG	37,510
8,459	Covestro AG(a)	364,208
1,219	Croda International PLC	118,367
65	EMS-Chemie Holding AG	57,988
16,020	Evolution Mining Ltd	45,330
15,562	Evonik Industries AG	407,047
33,501	Fortescue Metals Group Ltd	506,302
80	Givaudan SA	317,962
86,675	Glencore PLC	534,009
1,600	Hitachi Metals Ltd(b)	24,968
6,583	ICL Group Ltd	71,388
4,500	JFE Holdings Inc	55,029
1,630	Johnson Matthey PLC	44,818
11,500	Kaneka Corp	307,712
1,800	Kansai Paint Co Ltd	24,789
144,000	Kingboard Holdings Ltd	648,305
9,027	Koninklijke DSM NV	1,517,529
732	LANXESS AG	28,296
1,465	Mineral Resources Ltd	59,528
39,700	Mitsubishi Chemical Holdings Corp	242,076
26,100	Mitsubishi Gas Chemical Co Inc	381,137
24,800	Mitsui Chemicals Inc	566,628
4,151	Mondi PLC	77,955
7,149	Newcrest Mining Ltd	134,253
7,600	Nippon Paint Holdings Co Ltd	60,202
800	Nippon Sanso Holdings Corp	14,396
7,100	Nippon Soda Co Ltd(b)	187,772
7,400	Nippon Steel Corp	117,502
1,100	Nissan Chemical Corp(b)	58,105
1,300	Nitto Denko Corp	87,257
11,754	Norsk Hydro ASA	98,705
10,272	Northern Star Resources Ltd	70,608
1,795	Novozymes A/S Class B	125,129
8,000	Oji Holdings Corp	37,896
13,044	Rio Tinto Ltd	1,031,830
9,817	Rio Tinto PLC	693,510
3,000	Shin-Etsu Chemical Co Ltd	412,304
2,141	Smurfit Kappa Group PLC	90,470
607	Solvay SA	57,081
40,762	South32 Ltd	135,751
88,000	St Barbara Ltd	82,259
5,054	Stora Enso OYJ Class R	99,460
Shares		Fair Value
Basic Materials — (continued)
14,100	Sumitomo Chemical Co Ltd	$ 59,956
24,100	Sumitomo Forestry Co Ltd	368,702
2,100	Sumitomo Metal Mining Co Ltd	92,099
5,265	Svenska Cellulosa AB SCA Class B	101,893
12,161	Symrise AG	1,447,093
7,000	Tokuyama Corp	93,101
13,200	Toray Industries Inc	62,559
2,000	Tosoh Corp	27,617
23,800	UBE Corp	369,014
1,599	Umicore SA	61,471
4,666	UPM-Kymmene OYJ	161,408
1,099	voestalpine AG	28,599
11,881	Yara International ASA	604,128
		20,589,018
Communications — 7.02%
2,187	Adevinta ASA(b)	16,895
330,000	Ascential PLC(b)	1,307,545
8,024	Auto Trader Group PLC(a)	63,307
7,756	Bollore SE(b)	36,193
322,928	BT Group PLC	715,919
98,400	CyberAgent Inc	1,039,583
1,354	Delivery Hero SE(a)(b)	47,597
1,700	Dentsu Group Inc	61,271
46,029	Deutsche Telekom AG	847,910
1,182	Elisa OYJ	69,291
302	Fiverr International Ltd(b)(c)	16,081
12,200	Freenet AG(b)	337,553
10,869	Grab Holdings Ltd Class A(b)(c)	32,064
2,400	Hakuhodo DY Holdings Inc	28,324
200	Hikari Tsushin Inc	23,419
32,000	HKT Trust & HKT Ltd	45,918
13,137	Informa PLC(b)	93,160
5,700	IPSOS	274,405
1,740	Just Eat Takeaway.com NV(a)(b)	47,263
900	Kakaku.com Inc	18,848
35,900	KDDI Corp	1,188,818
29,387	Koninklijke KPN NV	101,403
3,800	M3 Inc(b)	121,349
1,100	MercadoLibre Inc(b)	1,070,993
800	Mercari Inc(b)	13,110
19,100	Metropole Television SA	354,443
2,100	MonotaRO Co Ltd	36,074
551	Nice Ltd(b)	114,569
7,000	Nice Ltd Sponsored ADR(b)	1,444,870
36,500	Nippon Telegraph & Telephone Corp	1,075,632
160,225	Nokia OYJ(b)	812,354
40,000	Nordic Entertainment Group AB Class B(b)	1,313,558
59,037	Orange SA	702,860
6,974	Pearson PLC	67,699
8,156	Prosus NV	393,354
1,172	Proximus SADP	20,485
1,992	Publicis Groupe SA	119,593
6,900	Rakuten Group Inc	48,506
19,800	Reach PLC(b)	40,458

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Communications — (continued)
9,000	Relia Inc	$ 73,986
685	Schibsted ASA Class A	14,275
794	Schibsted ASA Class B	15,365
782	Scout24 SE(a)	49,460
2,700	Sea Ltd ADR(b)	223,452
3,123	SEEK Ltd	61,196
2,500	Shopify Inc Class A(b)	1,067,050
72,100	Singapore Telecommunications Ltd	143,897
25,100	SoftBank Corp	292,110
10,500	SoftBank Group Corp	431,867
16,817	Spark New Zealand Ltd	53,187
227	Swisscom AG	134,225
4,737	Tele2 AB Class B	62,786
104,082	Telecom Italia SpA	30,394
25,511	Telefonaktiebolaget LM Ericsson Class B	203,507
8,770	Telefonica Deutschland Holding AG	26,376
105,557	Telefonica SA	513,497
10,500	Telenet Group Holding NV	312,926
6,110	Telenor ASA	86,172
44,700	Television Francaise 1	378,574
23,018	Telia Co AB	95,539
36,219	Telstra Corp Ltd	102,813
1,200	Trend Micro Inc	66,908
5,156	United Internet AG	165,873
6,706	Vivendi SE	77,022
238,499	Vodafone Group PLC	361,019
522	Wix.com Ltd(b)	39,390
2,295	Wolters Kluwer NV(b)	231,756
10,207	WPP PLC	127,166
23,500	Z Holdings Corp	92,257
1,200	ZOZO Inc	25,125
		19,721,844
Consumer, Cyclical — 11.76%
1,563	Accor SA(b)	51,350
1,663	adidas AG	335,360
1,100	Aisin Corp	31,956
1,100	ANA Holdings Inc(b)	20,736
5,267	Aristocrat Leisure Ltd	122,207
1,700	Bandai Namco Holdings Inc	115,095
51,612	Barratt Developments PLC	315,701
11,493	Bayerische Motoren Werke AG	938,587
10,200	Bellway PLC	309,670
1,035	Berkeley Group Holdings PLC	52,492
15,000	Bilia AB Class A(b)	208,019
4,900	Bridgestone Corp	179,603
2,948	Bunzl PLC	113,699
3,464	Burberry Group PLC	68,342
19,400	Chow Tai Fook Jewellery Group Ltd	32,528
4,562	Cie Financiere Richemont SA	530,062
4,082	Cie Generale des Etablissements Michelin SCA	505,598
2,500	City Developments Ltd	15,328
Shares		Fair Value
Consumer, Cyclical — (continued)
15,593	Compass Group PLC	$ 328,945
920	Continental AG	63,058
200	Cosmos Pharmaceutical Corp	18,438
3,345	Crown Resorts Ltd(b)	30,286
20,000	CTS Eventim AG & Co KGaA(b)	1,372,725
10,946	Daimler Truck Holding AG(b)	294,390
14,700	Daiwa House Industry Co Ltd	353,391
22,900	Daiwabo Holdings Co Ltd(b)	296,320
39,200	DCM Holdings Co Ltd	323,665
3,700	Denso Corp	225,497
4,783	Deutsche Lufthansa AG(b)	35,584
475	Domino's Pizza Enterprises Ltd	24,900
11,800	Eizo Corp	307,582
1,785	Electrolux AB Class B	27,222
5,125	Entain PLC(b)	96,269
1,504	Evolution AB(a)	154,308
600	Fast Retailing Co Ltd	276,244
9,142	Faurecia SE	198,729
1,932	Ferguson PLC	242,248
1,101	Ferrari NV	231,821
1,456	Flutter Entertainment PLC(b)	146,313
19,000	Galaxy Entertainment Group Ltd	108,417
61,446	Genting Singapore Ltd	35,675
1,171	GN Store Nord A/S	43,947
11,800	Gunze Ltd(b)	339,699
6,380	H & M Hennes & Mauritz AB Class B	80,318
180,800	Harvey Norman Holdings Ltd	644,021
26,200	Haseko Corp(b)	287,074
276	Hermes International	340,325
2,000	Hino Motors Ltd	10,324
47,200	Honda Motor Co Ltd	1,241,528
3,300	Hornbach Holding AG & Co KGaA	395,023
500	Hoshizaki Corp	31,671
900	Iida Group Holdings Co Ltd	14,314
487	IMCD NV	77,542
9,534	Industria de Diseno Textil SA	199,902
1,601	InterContinental Hotels Group PLC	102,168
36,800	Isuzu Motors Ltd	429,301
18,000	ITOCHU Corp	543,258
6,800	Japan Airlines Co Ltd(b)	112,264
28,400	Jardine Cycle & Carriage Ltd	591,925
23,785	JD Sports Fashion PLC	39,175
3,400	Kaufman & Broad SA	103,403
655	Kering SA	348,508
29,700	Kindred Group PLC	260,392
149,433	Kingfisher PLC	471,062
12,500	Kohnan Shoji Co Ltd	362,003
800	Koito Manufacturing Co Ltd	29,356
18,700	Komeri Co Ltd	395,003
767	La Francaise des Jeux SAEM(a)	28,641
500	Lawson Inc	18,390
2,426	LVMH Moet Hennessy Louis Vuitton SE	1,569,954

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Consumer, Cyclical — (continued)
13,600	Marubeni Corp	$ 148,452
5,300	Mazda Motor Corp	37,634
700	McDonald's Holdings Co Japan Ltd	27,771
1,700	Melco Resorts & Entertainment Ltd ADR(b)	9,724
19,380	Mercedes-Benz Group AG	1,352,751
20,100	Mitsubishi Corp	674,868
24,300	Mitsui & Co Ltd	588,444
1,794	Moncler SpA	93,456
1,162	Next PLC	87,006
2,400	NGK Insulators Ltd	32,284
1,000	Nintendo Co Ltd	456,391
20,100	Nissan Motor Co Ltd(b)	80,471
800	Nitori Holdings Co Ltd	82,303
36,300	Okamura Corp	333,595
600	Open House Group Co Ltd	23,217
1,700	Oriental Land Co Ltd	257,159
3,600	Pan Pacific International Holdings Corp	55,128
19,300	Panasonic Holdings Corp	172,025
855	Pandora A/S	75,075
2,781	Persimmon PLC	72,395
68,500	Pirelli & C SpA(a)	339,487
888	Puma SE	65,338
8,986	Qantas Airways Ltd(b)	34,819
47	Rational AG	28,672
83,100	Redrow PLC	544,230
2,319	Reece Ltd	28,175
1,825	Renault SA(b)	44,591
18,100	Rexel SA(b)	370,773
2,000	Ryohin Keikaku Co Ltd	17,974
22,800	Sands China Ltd(b)	50,255
276	SEB SA	33,144
3,500	Sekisui Chemical Co Ltd	47,394
5,300	Sekisui House Ltd	92,050
1,500	Sharp Corp	12,692
600	Shimano Inc	106,311
12,500	Singapore Airlines Ltd(b)	49,271
706	Sodexo SA	53,109
11,000	Sony Group Corp	949,312
800	Stanley Electric Co Ltd	13,795
24,590	Stellantis NV	331,988
5,300	Subaru Corp	80,426
9,800	Sumitomo Corp	155,072
6,500	Sumitomo Electric Industries Ltd	69,880
46,800	Super Retail Group Ltd	346,277
3,200	Suzuki Motor Corp	96,464
672	Swatch Group AG	82,284
18,531	Tabcorp Holdings Ltd	70,867
34,468	Taylor Wimpey PLC	54,188
38,600	Teijin Ltd	412,491
1,000	Toho Co Ltd	37,107
29,400	Toyota Boshoku Corp	468,560
1,200	Toyota Industries Corp	71,972
92,700	Toyota Motor Corp	1,588,295
2,000	Toyota Tsusho Corp	71,855
400	Tsuruha Holdings Inc	20,443
Shares		Fair Value
Consumer, Cyclical — (continued)
6,340	Universal Music Group NV	$ 147,129
2,200	USS Co Ltd	36,626
2,126	Valeo	38,653
14,400	Valor Holdings Co Ltd	226,863
265	Volkswagen AG	57,468
1,914	Volvo AB Class A	31,467
60,896	Volvo AB Class B	971,501
48,800	VTech Holdings Ltd	345,207
700	Welcia Holdings Co Ltd	14,349
9,911	Wesfarmers Ltd	342,951
1,628	Whitbread PLC(b)	56,808
1,300	Yamaha Corp	49,669
22,700	Yamaha Motor Co Ltd	468,657
24,800	Yokohama Rubber Co Ltd	332,037
67,500	Yue Yuen Industrial Holdings Ltd(b)	99,285
1,947	Zalando SE(a)(b)	76,607
		33,043,838
Consumer, Non-Cyclical — 23.94%
16,669	Adecco Group AG	643,255
872	Adyen NV(a)(b)	1,462,603
5,700	Aeon Co Ltd	108,330
4,000	Ajinomoto Co Inc	103,926
19,367	Alcon Inc	1,382,821
25,937	Amadeus IT Group SA(b)	1,625,292
1,193	Ambu A/S Class B	15,703
1,102	Amplifon SpA	43,964
7,591	Anheuser-Busch InBev SA	436,783
15,400	Arcs Co Ltd(b)	243,805
400	Argenx SE(b)	115,244
3,900	Asahi Group Holdings Ltd	147,002
1,800	Asahi Intecc Co Ltd	34,783
3,899	Ashtead Group PLC	201,558
3,006	Associated British Foods PLC	60,134
16,200	Astellas Pharma Inc	246,657
13,540	AstraZeneca PLC	1,806,457
4,203	Atlantia SpA(b)	100,265
8,500	Austevoll Seafood ASA	134,768
49	Bachem Holding AG	21,381
33	Barry Callebaut AG	75,951
16,086	Bayer AG	1,059,604
869	Beiersdorf AG	87,283
400	Benefit One Inc(b)	6,065
338	BioMerieux	32,178
12,538	Brambles Ltd	92,584
38,053	British American Tobacco PLC	1,594,653
13,600	Budweiser Brewing Co APAC Ltd(a)	33,840
2,443	Bureau Veritas SA	70,180
370	Carl Zeiss Meditec AG	46,474
877	Carlsberg A/S Class B	111,408
30,025	Carrefour SA	636,759
10	Chocoladefabriken Lindt & Spruengli AG	219,568
5,800	Chugai Pharmaceutical Co Ltd	173,798
84,000	Clarivate PLC(b)	1,317,120
103,600	Cloetta AB Class B	261,801

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,765	Coca-Cola Europacific Partners PLC	$ 88,162
1,866	Coca-Cola HBC AG	37,820
7,573	Cochlear Ltd	1,219,762
11,659	Coles Group Ltd	153,300
1,038	Coloplast A/S Class B	139,848
11,184	CSL Ltd	2,134,466
1,800	Dai Nippon Printing Co Ltd	37,616
15,300	Daiichi Sankyo Co Ltd	385,237
5,710	Danone SA	345,292
4,839	Davide Campari-Milano NV	54,599
909	Demant A/S(b)	39,945
20,374	Diageo PLC	1,016,309
198	DiaSorin SpA	25,936
2,181	Edenred	109,535
2,200	Eisai Co Ltd	95,812
12,250	Endeavour Group Ltd	67,057
2,512	EssilorLuxottica SA	427,664
5,320	Essity AB Class B	140,294
576	Etablissements Franz Colruyt NV	21,151
1,174	Eurofins Scientific SE	109,109
50,000	Evotec SE(b)	1,217,425
43,065	Experian PLC	1,486,690
90,700	Faes Farma SA(b)	379,866
5,043	Fisher & Paykel Healthcare Corp Ltd	69,301
1,792	Fresenius Medical Care AG & Co KGaA	111,439
13,660	Fresenius SE & Co KGaA	482,854
5,374	Genmab A/S(b)	1,889,722
1,939	Getinge AB Class B	56,091
145,579	GlaxoSmithKline PLC	3,281,362
400	GMO Payment Gateway Inc	33,560
2,629	Grifols SA	44,033
980	Heineken Holding NV	76,501
2,265	Heineken NV	221,090
25,200	Heiwado Co Ltd	380,170
1,352	HelloFresh SE(b)	56,993
844	Henkel AG & Co KGaA	53,561
46,457	Hikma Pharmaceuticals PLC	1,091,005
1,948	IDP Education Ltd	36,138
34,072	Imperial Brands PLC	709,014
90,100	Indivior PLC(b)	354,617
174,700	Inghams Group Ltd	378,240
457	Inmode Ltd(b)	11,475
1,410	Intertek Group PLC	87,829
5,266	Ipsen SA	545,895
400	Ito En Ltd	16,438
71,700	Itoham Yonekyu Holdings Inc	360,870
143,368	J Sainsbury PLC	418,134
10,400	Japan Tobacco Inc	176,923
1,005	JDE Peet's NV	29,566
2,627	Jeronimo Martins SGPS SA	54,685
20,400	Kanamoto Co Ltd	304,845
4,100	Kao Corp	164,322
1,391	Kerry Group PLC Class A	154,081
2,224	Kesko OYJ Class B	55,993
1,200	Kikkoman Corp	67,441
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
7,100	Kirin Holdings Co Ltd	$ 103,502
500	Kobayashi Pharmaceutical Co Ltd	34,097
1,100	Kobe Bussan Co Ltd(b)	26,817
48,040	Koninklijke Ahold Delhaize NV	1,416,990
8,018	Koninklijke Philips NV	209,520
200	Kose Corp	20,532
2,500	Kyowa Kirin Co Ltd	52,692
2,083	Lifco AB Class B	43,692
2,300	Lion Corp	23,698
650	Lonza Group AG	383,262
2,193	L'Oreal SA	797,837
25,273	Medibank Pvt Ltd	56,792
1,100	Medipal Holdings Corp	18,115
18,800	Megmilk Snow Brand Co Ltd	280,230
1,100	MEIJI Holdings Co Ltd	54,832
1,129	Merck KGaA	209,461
131,900	Metcash Ltd	442,784
3,841	Mowi ASA	108,497
24,604	Nestle SA	3,176,231
4,413	Nexi SpA(a)(b)	43,282
2,400	Nihon M&A Center Holdings Inc	29,553
400	Nippon Shinyaku Co Ltd	27,054
1,500	Nisshin Seifun Group Inc	19,996
600	Nissin Foods Holdings Co Ltd	41,738
305	NMC Health PLC(b)	19
38,950	Novartis AG	3,441,985
14,718	Novo Nordisk A/S Class B	1,681,183
4,100	Ocado Group PLC(b)	46,880
9,600	Olympus Corp	168,971
3,500	Ono Pharmaceutical Co Ltd	89,917
1,020	Orion OYJ Class B	40,007
7,074	Orkla ASA	57,403
559	Orpea SA	19,991
3,400	Otsuka Holdings Co Ltd	114,248
9,700	Paramount Bed Holdings Co Ltd	161,553
1,831	Pernod Ricard SA	377,890
1,200	Persol Holdings Co Ltd	23,808
800	Pola Orbis Holdings Inc	9,223
13,000	Prima Meat Packers Ltd(b)	213,176
2,001	QIAGEN NV(b)	92,281
1,533	Ramsay Health Care Ltd	86,993
6,869	Randstad NV	363,228
6,243	Reckitt Benckiser Group PLC	486,708
943	Recordati Industria Chimica e Farmaceutica SpA	45,442
11,800	Recruit Holdings Co Ltd	428,123
74,300	Redde Northgate PLC(b)	367,091
16,909	RELX PLC	503,517
173	Remy Cointreau SA	34,295
16,251	Rentokil Initial PLC	111,576
11,119	Roche Holding AG	4,131,711
3,483	Ryman Healthcare Ltd(b)	20,613
23,939	Sanofi	2,530,237
2,900	Santen Pharmaceutical Co Ltd	23,591
240	Sartorius Stedim Biotech	78,535
6,100	Sawai Group Holdings Co Ltd	204,622

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
26,300	Scandinavian Tobacco Group A/S(a)	$ 548,243
1,800	Secom Co Ltd	126,638
28,272	Securitas AB Class B	333,802
6,500	Seven & i Holdings Co Ltd	287,410
52	SGS SA	133,615
2,300	Shionogi & Co Ltd	127,940
3,400	Shiseido Co Ltd	160,723
2,464	Siemens Healthineers AG(a)	131,750
7,685	Smith & Nephew PLC	124,515
3,900	Societe BIC SA	232,710
700	Sohgo Security Services Co Ltd	19,445
3,982	Sonic Healthcare Ltd	102,840
469	Sonova Holding AG	169,134
900	Straumann Holding AG	106,103
2,000	Sumitomo Pharma Co Ltd	17,815
1,200	Suntory Beverage & Food Ltd	47,281
13,810	Swedish Match AB	109,994
1,500	Sysmex Corp	98,396
400	Taisho Pharmaceutical Holdings Co Ltd	15,755
13,900	Takeda Pharmaceutical Co Ltd	403,330
22,800	Tate & Lyle PLC(b)	221,550
5,700	Terumo Corp	169,661
187,294	Tesco PLC	636,064
9,361	Teva Pharmaceutical Industries Ltd Sponsored ADR(b)	81,534
2,500	TOPPAN Inc	41,324
900	Toyo Suisan Kaisha Ltd	27,789
26,832	Transurban Group	269,436
6,494	Treasury Wine Estates Ltd	51,378
1,106	UCB SA	125,722
3,600	Unicharm Corp	125,251
22,447	Unilever PLC	1,043,424
480,000	United Laboratories International Holdings Ltd	235,235
413	Vifor Pharma AG	73,663
770,943	WH Group Ltd(a)	532,413
17,700	Wilmar International Ltd	56,422
10,594	Woolworths Group Ltd	286,600
2,084	Worldline SA(a)(b)	81,994
1,200	Yakult Honsha Co Ltd	62,137
		67,256,137
Diversified — 0.19%
60,500	CK Hutchison Holdings Ltd	424,584
1,800	Jardine Matheson Holdings Ltd	93,924
3,000	Swire Pacific Ltd Class A	17,088
		535,596
Energy — 4.64%
1,056	Aker BP ASA	37,835
2,122	Ampol Ltd	49,891
9,954	APA Group	79,982
357,000	Beach Energy Ltd	407,021
Shares		Fair Value
Energy — (continued)
172,582	BP PLC	$ 833,084
811	DCC PLC	61,428
133,200	ENEOS Holdings Inc	468,680
93,260	Eni SpA	1,303,665
16,742	Equinor ASA	565,873
4,544	Galp Energia SGPS SA	55,308
1,800	Idemitsu Kosan Co Ltd	47,439
8,900	Inpex Corp	105,894
1,663	Lundin Energy AB	68,758
3,697	Neste OYJ	158,634
13,899	OMV AG	710,486
64,682	Repsol SA	964,921
9,600	Rubis SCA	255,337
28,122	Santos Ltd	157,147
145,295	Shell PLC	3,899,678
2,066	Siemens Gamesa Renewable Energy SA(b)	32,909
47,825	TotalEnergies SE	2,348,355
8,827	Vestas Wind Systems A/S	225,097
8,475	Woodside Petroleum Ltd	184,383
		13,021,805
Financial — 19.32%
54,405	3i Group PLC	890,015
33,488	ABN AMRO Bank NV(a)	416,296
20,512	abrdn PLC	48,152
1,837	Admiral Group PLC	57,801
97,256	Aegon NV	504,243
1,064	AerCap Holdings NV(b)	49,699
1,423	Ageas SA	68,093
105,600	AIA Group Ltd	1,037,389
6,870	Allianz SE	1,550,110
486	Amundi SA(a)	29,223
9,146	Aroundtown SA	45,991
31,300	Ascendas REIT	64,399
16,900	ASR Nederland NV	768,084
9,673	Assicurazioni Generali SpA	183,140
1,692	ASX Ltd	102,298
45,239	Australia & New Zealand Banking Group Ltd	860,860
116,627	Aviva PLC	625,575
37,215	AXA SA	984,527
418	Azrieli Group Ltd	35,905
1,776	Baloise Holding AG	308,919
130,580	Banco Bilbao Vizcaya Argentaria SA	685,188
269,264	Banco Santander SA(b)	786,886
9,928	Bank Hapoalim BM	92,045
12,698	Bank Leumi Le-Israel BM	133,262
43,400	Bank of Ireland Group PLC(b)	263,035
146,464	Barclays PLC	269,185
7,200	BAWAG Group AG(a)	341,885
28,831	BNP Paribas SA	1,494,931
32,000	BOC Hong Kong Holdings Ltd	115,836
8,134	British Land Co PLC REIT	52,374
38,749	CaixaBank SA	125,078
39,377	CapitaLand Integrated Commercial Trust REIT(b)	65,980

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Financial — (continued)
24,600	Capitaland Investment Ltd(b)	$ 74,592
5,500	Chiba Bank Ltd(b)	31,698
17,500	CK Asset Holdings Ltd	118,635
23,920	CNP Assurances	525,631
8,136	Commerzbank AG(b)	53,115
14,914	Commonwealth Bank of Australia	1,084,000
10,300	Concordia Financial Group Ltd	37,483
488	Covivio REIT	34,754
47,810	Credit Agricole SA	516,257
32,000	Credit Saison Co Ltd	360,431
23,168	Credit Suisse Group AG	157,249
20,600	Dai-ichi Life Holdings Inc	412,495
500	Daito Trust Construction Co Ltd	48,156
19	Daiwa House Investment Corp REIT	46,246
12,100	Daiwa Securities Group Inc	59,304
30,028	Danske Bank A/S	460,595
28,500	DBS Group Holdings Ltd	691,428
31,464	Deutsche Bank AG(b)	314,620
7,660	Deutsche Boerse AG	1,333,567
8,924	Dexus REIT	69,773
23,330	DNB Bank ASA	452,073
2,515	EQT AB	71,179
2,980	Erste Group Bank AG	92,785
18,400	ESR Cayman Ltd(a)(b)	55,855
390	Eurazeo SE	29,967
703	Euronext NV(a)	56,326
886	EXOR NV	61,484
982	Fastighets AB Balder Class B(b)	48,675
105,220	FinecoBank Banca Fineco SpA	1,462,705
21,600	Fukuoka Financial Group Inc	394,660
200	Futu Holdings Ltd ADR(b)	6,398
415	Gecina SA REIT	46,749
1,938	Gjensidige Forsikring ASA	41,433
39	GLP J-REIT(b)	52,626
14,696	Goodman Group REIT	244,598
17,858	GPT Group REIT	63,483
956	Groupe Bruxelles Lambert SA	90,209
122,400	Gunma Bank Ltd	351,845
15,000	Hang Lung Properties Ltd	28,689
6,600	Hang Seng Bank Ltd	116,856
520	Hannover Rueck SE	80,824
3,284	Hargreaves Lansdown PLC	37,588
12,000	Henderson Land Development Co Ltd	48,528
10,500	Hong Kong Exchanges & Clearing Ltd	445,399
10,800	Hongkong Land Holdings Ltd	49,356
177,849	HSBC Holdings PLC	1,111,180
3,700	Hulic Co Ltd(b)	31,241
1,332	Industrivarden AB Class A	34,129
1,398	Industrivarden AB Class C(b)	35,201
66,623	ING Groep NV	631,202
20,310	Insurance Australia Group Ltd(b)	64,856
Shares		Fair Value
Financial — (continued)
65,000	Intermediate Capital Group PLC	$ 1,243,469
144,355	Intesa Sanpaolo SpA	294,155
4,353	Investor AB Class A	90,919
15,924	Investor AB Class B	306,424
0	Isracard Ltd	3
9,395	Israel Discount Bank Ltd Class A	55,491
9,600	Jaccs Co Ltd(b)	242,763
4,300	Japan Exchange Group Inc	64,029
61	Japan Metropolitan Fund Invest REIT	48,485
4,300	Japan Post Bank Co Ltd	32,440
21,400	Japan Post Holdings Co Ltd	150,054
1,200	Japan Post Insurance Co Ltd	19,404
10	Japan Real Estate Investment Corp REIT	48,399
9,333	Julius Baer Group Ltd	446,004
82,600	Jupiter Fund Management PLC	184,263
2,185	KBC Group NV	148,650
87,500	Kerry Properties Ltd	236,612
2,244	Kinnevik AB Class B(b)	43,921
1,981	Klepierre SA REIT	47,417
720	L E Lundbergforetagen AB Class B	33,672
6,665	Land Securities Group PLC REIT	62,492
622	LEG Immobilien SE	63,774
178,581	Legal & General Group PLC	556,433
18,256	Link REIT	157,691
1,268,416	Lloyds Banking Group PLC	720,336
2,876	London Stock Exchange Group PLC	283,478
24,605	M&G PLC	65,295
12,962	Macquarie Group Ltd	1,866,047
201,300	Mapfre SA	367,345
21,600	Mapletree Commercial Trust REIT	29,050
25,906	Mapletree Logistics Trust REIT	33,272
39,840	Mediobanca Banca di Credito Finanziario SpA	399,311
35,669	Melrose Industries PLC	51,809
37,099	Mirvac Group REIT	62,701
10,300	Mitsubishi Estate Co Ltd	150,036
59,900	Mitsubishi HC Capital Inc	269,518
175,900	Mitsubishi UFJ Financial Group Inc	1,022,573
8,000	Mitsui Fudosan Co Ltd	169,550
1,256	Mizrahi Tefahot Bank Ltd(b)	46,459
56,500	Mizuho Financial Group Inc	686,063
3,800	MS&AD Insurance Group Holdings Inc	113,116
1,224	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	291,485
28,601	National Australia Bank Ltd	652,923
167,129	NatWest Group PLC	448,166
13,000	New World Development Co Ltd	49,722
12	Nippon Building Fund Inc REIT	62,296

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Financial — (continued)
18	Nippon Prologis Inc REIT	$ 49,820
8,561	NN Group NV	419,332
117,400	Nomura Holdings Inc	452,044
1,100	Nomura Real Estate Holdings Inc	26,802
37	Nomura Real Estate Master Fund Inc REIT	46,455
76,920	Nordea Bank Abp	766,899
30,100	ORIX Corp	548,993
18	Orix J-REIT Inc	24,331
29,500	Oversea-Chinese Banking Corp Ltd	261,918
198	Partners Group Holding AG	209,780
5,709	Phoenix Group Holdings PLC	43,228
24,004	Prudential PLC	298,665
12,905	QBE Insurance Group Ltd	111,335
1,495	Raiffeisen Bank International AG	17,018
470	REA Group Ltd	42,106
136,000	Resona Holdings Inc	591,386
11,900	Ricoh Leasing Co Ltd(b)	311,698
7,300	Rothschild & Co	286,007
1,299	Sagax AB Class B(b)	33,182
4,359	Sampo OYJ Class A	211,662
2,300	SBI Holdings Inc	51,444
45,366	Scentre Group REIT	94,520
1,121	Schroders PLC	39,544
10,509	Segro PLC REIT	175,877
4,400	Shizuoka Bank Ltd(b)	28,468
7,000	Singapore Exchange Ltd	49,254
24,000	Sino Land Co Ltd	31,723
14,225	Skandinaviska Enskilda Banken AB Class A	159,521
20,085	Societe Generale SA	482,725
141	Sofina SA	43,211
2,700	Sompo Holdings Inc	109,917
4,627	St James's Place PLC	74,325
22,875	Standard Chartered PLC	156,324
153,292	Stockland REIT(b)	443,692
28,400	Sumitomo Mitsui Financial Group Inc	858,076
2,900	Sumitomo Mitsui Trust Holdings Inc	90,009
2,600	Sumitomo Realty & Development Co Ltd	68,974
11,500	Sun Hung Kai Properties Ltd	132,447
11,036	Suncorp Group Ltd	88,608
12,749	Svenska Handelsbanken AB Class A	128,590
30,415	Swedbank AB Class A	481,142
9,000	Swire Properties Ltd	21,569
2,076	Swiss Life Holding AG	1,213,869
716	Swiss Prime Site AG	69,985
2,637	Swiss Re AG	216,252
11,600	Sydbank A/S(b)	398,725
4,400	T&D Holdings Inc	56,542
5,500	Tokio Marine Holdings Inc	297,378
400	Tokyo Century Corp	12,321
2,985	Tryg A/S	70,975
Shares		Fair Value
Financial — (continued)
104,043	UBS Group AG	$ 1,766,301
1,033	Unibail-Rodamco-Westfield REIT(b)	72,904
18,485	UniCredit SpA	171,081
172,300	UnipolSai Assicurazioni SpA	484,653
33,400	United Overseas Bank Ltd	714,969
4,000	UOL Group Ltd(b)	21,018
3,400	Valiant Holding AG(b)	339,618
36,387	Vicinity Centres REIT	47,478
6,449	Vonovia SE	256,935
1,810	Washington H Soul Pattinson & Co Ltd(b)	35,270
261	Wendel SE	26,005
32,066	Westpac Banking Corp	536,784
15,000	Wharf Real Estate Investment Co Ltd	70,688
1,316	Zurich Insurance Group AG	599,135
		54,283,554
Industrial — 12.87%
14,355	ABB Ltd	430,678
1,860	ACS Actividades de Construccion y Servicios SA	47,626
654	Aena SME SA(a)(b)	92,809
296	Aeroports de Paris(b)	41,869
1,600	AGC Inc	59,983
5,153	Airbus SE	564,110
2,733	Alfa Laval AB	76,077
2,582	Alstom SA	56,754
27	AP Moller - Maersk A/S Class A	76,427
350	AP Moller - Maersk A/S Class B	1,012,979
8,760	Assa Abloy AB Class B	221,384
5,869	Atlas Copco AB Class A	266,082
3,410	Atlas Copco AB Class B	134,960
11,484	Auckland International Airport Ltd(b)	57,684
302,033	Aurizon Holdings Ltd	852,975
114,000	Austal Ltd	162,265
900	Azbil Corp	27,326
119,826	BAE Systems PLC	1,106,493
7,600	Bekaert SA	281,724
20,682	Bouygues SA	711,116
49,000	bpost SA(b)	296,892
27,700	Brother Industries Ltd	481,415
4,453	Cellnex Telecom SA(a)	207,556
1,200	Central Japan Railway Co	151,062
352,000	China Resources Cement Holdings Ltd	292,067
16,300	Cia de Distribucion Integral Logista Holdings SA	300,335
18,222	Cie de Saint-Gobain	1,063,041
7,000	CK Infrastructure Holdings Ltd	47,064
8,944	CNH Industrial NV	126,704
6,752	CRH PLC	266,873
17,500	D/S Norden A/S	650,223
800	Daifuku Co Ltd	49,191

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Industrial — (continued)
2,400	Daikin Industries Ltd	$ 366,762
159	Dassault Aviation SA	26,681
27,963	Deutsche Post AG	1,194,652
200	Disco Corp	48,950
9,583	DSV A/S	1,571,150
2,600	East Japan Railway Co	135,582
692	Eiffage SA	68,334
223	Elbit Systems Ltd	48,406
5,760	Epiroc AB Class A	116,773
3,663	Epiroc AB Class B	63,904
1,800	FANUC Corp	275,810
4,239	Ferrovial SA(b)	108,707
1,000	Fuji Electric Co Ltd	43,851
1,446	GEA Group AG(b)	56,288
313	Geberit AG	178,496
4,115	Getlink SE	75,301
3,318	Halma PLC	101,807
2,000	Hankyu Hanshin Holdings Inc(b)	52,783
7,069	HeidelbergCement AG	407,228
17,012	Hexagon AB Class B	219,505
300	Hirose Electric Co Ltd	38,062
900	Hitachi Construction Machinery Co Ltd	20,377
8,400	Hitachi Ltd	398,382
18,775	Holcim Ltd	918,014
53,300	Hosiden Corp	508,275
3,200	Hoya Corp	317,575
3,763	Husqvarna AB Class B	35,971
800	Ibiden Co Ltd	29,897
3,353	Infrastrutture Wireless Italiane SpA(a)	35,778
2,002	InPost SA(b)(c)	12,274
1,214	Investment AB Latour Class B	32,162
3,890	James Hardie Industries PLC	112,142
25,700	Japan Aviation Electronics Industry Ltd	359,366
1,700	JSR Corp	46,164
16,500	Kaga Electronics Co Ltd(b)	388,772
3,900	Kajima Corp	43,463
13,900	Kamigumi Co Ltd	236,007
900	Keio Corp	34,517
900	Keisei Electric Railway Co Ltd	22,068
13,400	Keppel Corp Ltd	66,086
1,700	Keyence Corp	683,407
1,346	Kingspan Group PLC	125,295
1,300	Kintetsu Group Holdings Co Ltd	37,273
669	KION Group AG	37,214
682	Knorr-Bremse AG	48,637
7,600	Komatsu Ltd	171,049
2,970	Kone OYJ Class B	142,791
371	Kornit Digital Ltd(b)	24,671
8,900	Kubota Corp	151,199
474	Kuehne + Nagel International AG	132,600
11,200	Kumagai Gumi Co Ltd(b)	233,731
700	Kurita Water Industries Ltd	23,881
2,800	Kyocera Corp	147,019
Shares		Fair Value
Industrial — (continued)
2,337	Legrand SA	$ 207,092
6,057	Lendlease Corp Ltd	51,886
48,700	Leonardo SpA(b)	501,192
2,200	Lixil Corp	38,694
2,100	Makita Corp	62,069
2,800	MINEBEA MITSUMI Inc	53,721
2,600	MISUMI Group Inc	65,193
15,900	Mitsubishi Electric Corp	166,541
2,600	Mitsubishi Heavy Industries Ltd	88,894
3,300	Mitsui OSK Lines Ltd	77,257
500	Miura Co Ltd	10,444
12,500	MTR Corp Ltd	66,414
6,466	MTU Aero Engines AG	1,303,973
5,000	Murata Manufacturing Co Ltd	298,037
12,466	Nibe Industrier AB Class B	122,222
3,900	Nidec Corp	252,132
29,700	Nikon Corp	333,734
18,600	Nippon Electric Glass Co Ltd	374,426
700	NIPPON EXPRESS HOLDINGS Inc(b)	41,042
1,500	Nippon Yusen KK	108,216
47,100	Obayashi Corp	323,913
2,500	Odakyu Electric Railway Co Ltd	37,858
1,600	Omron Corp	94,327
3,088	Orica Ltd	35,484
3,000	Per Aarsleff Holding A/S	115,130
4,841	Poste Italiane SpA(a)	47,438
2,118	Prysmian SpA	68,888
60,500	Rengo Co Ltd(b)	358,194
3,500	Rheinmetall AG	788,986
300	Rinnai Corp	19,176
82	ROCKWOOL A/S Class B	22,934
72,937	Rolls-Royce Holdings PLC(b)	74,763
2,987	Safran SA	320,800
9,867	Sandvik AB	186,766
2,600	Sankyu Inc(b)	79,271
520	Schindler Holding AG	99,880
4,724	Schneider Electric SE	677,750
12,700	Seino Holdings Co Ltd	103,746
3,000	SG Holdings Co Ltd	52,868
1,900	Shimadzu Corp	62,115
5,300	Shimizu Corp	27,791
6,686	Siemens AG	822,079
3,395	Siemens Energy AG	65,396
11,200	Signify NV(a)	473,846
6,240	Sika AG	1,906,060
14,800	Singapore Technologies Engineering Ltd	43,588
11,000	SITC International Holdings Co Ltd	36,569
11,394	Skanska AB Class B	217,650
33,451	SKF AB Class B	546,345
600	SMC Corp	290,532
3,249	Smiths Group PLC	59,434
644	Spirax-Sarco Engineering PLC	97,137
12,400	Taisei Corp	335,891
3,400	TDK Corp	105,032
13,500	Techtronic Industries Co Ltd	180,199

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Industrial — (continued)
4,336	Tenaris SA	$ 66,264
933	Thales SA	119,448
1,600	Tobu Railway Co Ltd	35,965
4,600	Tokyu Corp	56,253
3,500	Toshiba Corp	145,349
1,300	TOTO Ltd	43,808
7,200	Tsubakimoto Chain Co(b)	164,409
232	VAT Group AG(a)	71,760
2,700	Venture Corp Ltd	33,145
4,707	Vinci SA	456,739
4,288	Wartsila OYJ Abp	34,432
2,000	West Japan Railway Co	74,238
13,500	Wienerberger AG	381,077
162,000	Xinyi Glass Holdings Ltd	358,475
2,500	Yamato Holdings Co Ltd	46,780
2,000	Yaskawa Electric Corp	67,911
1,600	Yokogawa Electric Corp	25,508
		36,171,409
Technology — 5.95%
1,700	Advantest Corp	116,022
409	ASM International NV	122,901
5,612	ASML Holding NV	3,185,034
39,987	AVEVA Group PLC	1,074,200
715	Bechtle AG(b)	33,040
8,700	Canon Inc	200,180
1,400	Capcom Co Ltd	36,942
1,401	Capgemini SE	285,215
3,328	Check Point Software Technologies Ltd(b)	420,293
4,506	Computershare Ltd	79,441
9,355	CyberArk Software Ltd(b)	1,470,045
5,810	Dassault Systemes SE	256,944
11,500	DTS Corp(b)	252,325
5,121	Embracer Group AB(b)	34,229
3,100	FUJIFILM Holdings Corp	170,411
1,700	Fujitsu Ltd	256,954
1,300	Hamamatsu Photonics KK	58,166
11,414	Infineon Technologies AG	323,967
900	Itochu Techno-Solutions Corp	21,074
52,000	Keywords Studios PLC	1,570,606
900	Konami Holdings Corp	55,344
700	Lasertec Corp(b)	93,521
1,513	Logitech International SA	98,464
17,600	MCJ Co Ltd	115,117
27,500	Micro Focus International PLC	129,826
2,000	NEC Corp	77,592
513	Nemetschek SE	40,709
4,300	Nexon Co Ltd	97,916
2,800	Nomura Research Institute Ltd	79,174
5,500	NTT Data Corp	101,408
600	Obic Co Ltd	88,644
300	Oracle Corp Japan	19,278
900	Otsuka Corp	29,495
559,000	PAX Global Technology Ltd	481,879
11,000	Renesas Electronics Corp(b)	117,458
5,800	Ricoh Co Ltd	42,351
Shares		Fair Value
Technology — (continued)
800	Rohm Co Ltd	$ 55,889
8,941	Sage Group PLC	82,026
9,127	SAP SE	924,987
1,500	SCSK Corp	23,847
2,300	Seiko Epson Corp	32,401
25,000	SimCorp A/S	1,750,165
4,697	Sinch AB(a)(b)	20,758
1,600	Sopra Steria Group SACA	283,566
800	Square Enix Holdings Co Ltd	31,941
5,969	STMicroelectronics NV	220,538
2,800	SUMCO Corp	40,325
514	Teleperformance	184,481
640	Temenos AG	64,605
11,900	TietoEVRY OYJ(b)	298,539
1,900	TIS Inc(b)	42,673
1,400	Tokyo Electron Ltd	590,725
8,100	Tokyo Seimitsu Co Ltd(b)	278,647
829	Ubisoft Entertainment SA(b)	37,482
1,271	WiseTech Global Ltd	39,404
1,170	Xero Ltd(b)	77,152
		16,716,316
Utilities — 2.02%
191,100	A2A SpA	326,506
5,600	Chubu Electric Power Co Inc	56,532
14,000	CLP Holdings Ltd	136,617
51,400	Drax Group PLC	519,112
19,623	E.ON SE	204,216
24,263	EDP - Energias de Portugal SA	113,082
2,629	EDP Renovaveis SA	62,221
4,357	Electricite de France SA	39,610
237	Elia Group SA	37,725
2,225	Enagas SA	48,111
2,964	Endesa SA	62,118
71,088	Enel SpA(b)	462,279
15,964	Engie SA	188,383
3,738	Fortum OYJ(b)	62,148
22,500	HK Electric Investments & HK Electric Investments Ltd(a)	22,222
97,000	Hong Kong & China Gas Co Ltd	106,983
50,912	Iberdrola SA(b)	585,021
132,100	Iren SpA	341,471
6,500	Kansai Electric Power Co Inc	56,979
7,112	Mercury NZ Ltd	27,574
11,877	Meridian Energy Ltd	36,047
31,614	National Grid PLC	469,492
1,777	Naturgy Energy Group SA	53,456
14,412	Origin Energy Ltd	68,935
1,653	Orsted A/S(a)	182,872
2,900	Osaka Gas Co Ltd	52,268
13,000	Power Assets Holdings Ltd	87,556
3,649	Red Electrica Corp SA	73,470
5,614	RWE AG	233,090
2,174	Severn Trent PLC	85,415
17,625	Snam SpA	96,666
9,314	SSE PLC	216,268

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Utilities — (continued)
12,298	Terna - Rete Elettrica Nazionale	$ 100,304
14,300	Tokyo Electric Power Co Holdings Inc(b)	49,360
3,300	Tokyo Gas Co Ltd	63,210
927	Uniper SE	23,828
5,924	United Utilities Group PLC	85,093
5,730	Veolia Environnement SA	167,182
643	Verbund AG	68,730
		5,672,152
TOTAL COMMON STOCK — 95.04% (Cost $306,682,648)		$267,011,669
PREFERRED STOCK
Basic Materials — 0.01%
697	FUCHS PETROLUB SE	21,984
Consumer, Cyclical — 0.60%
554	Bayerische Motoren Werke AG	40,812
5,938	Porsche Automobil Holding SE	489,767
49,300	Schaeffler AG	264,756
5,723	Volkswagen AG	886,303
		1,681,638
Consumer, Non-Cyclical — 0.13%
5,400	Draegerwerk AG & Co KGaA	267,246
1,557	Henkel AG & Co KGaA	99,978
		367,224
Industrial — 0.03%
229	Sartorius AG	85,859
TOTAL PREFERRED STOCK — 0.77% (Cost $3,098,280)		$ 2,156,705
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.02%
$ 44,847	Undivided interest of 41.64% in a repurchase agreement (principal amount/value $107,755 with a maturity value of $107,758) with HSBC Securities (USA) Inc, 0.30%, dated 4/30/22 to be repurchased at $44,847 on 5/2/22 collateralized by U.S. Treasury securities, 0.00% - 2.88%, 9/30/23 - 2/15/50, with a value of $109,910.(d)	$ 44,847
13,968	Undivided interest of 41.64% in a repurchase agreement (principal amount/value $33,560 with a maturity value of $33,561) with HSBC Securities (USA) Inc, 0.30%, dated 4/30/22 to be repurchased at $13,968 on 5/2/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.75% - 4.00%, 4/30/22 - 11/20/50, with a value of $34,231.(d)	13,968
TOTAL SHORT TERM INVESTMENTS — 0.02% (Cost $58,815)		$ 58,815
TOTAL INVESTMENTS — 95.83% (Cost $309,839,743)		$269,227,189
OTHER ASSETS & LIABILITIES, NET — 4.17%		$ 11,716,189
TOTAL NET ASSETS — 100.00%		$280,943,378

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of the security is on loan at April 30, 2022.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At April 30, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
Long
MSCI EAFE Index Futures	105	USD	10,482,150	June 2022	$(254,489)
				Net Depreciation	$(254,489)
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
At April 30, 2022, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
MEL	USD	18,527	EUR	17,586	May 03, 2022	$(29)
MEL	USD	4,599	EUR	4,272	May 04, 2022	91
MEL	USD	2,246	EUR	2,057	May 06, 2022	76
MEL	USD	12,717	EUR	11,891	May 09, 2022	167
MEL	USD	2,040	EUR	1,867	May 16, 2022	69
MEL	USD	4,418	EUR	4,076	May 18, 2022	115
MEL	USD	20,874	GBP	15,857	May 04, 2022	935
MEL	USD	2,012	GBP	1,530	May 13, 2022	89
MEL	USD	17,166	GBP	13,123	May 19, 2022	665
MEL	USD	2,535	GBP	2,013	May 25, 2022	4
MEL	USD	2,354	GBP	1,869	May 27, 2022	4
MEL	USD	14,536	GBP	11,138	June 01, 2022	531
MEL	USD	7,558	GBP	6,002	June 07, 2022	11
MEL	USD	7,986	GBP	6,342	June 09, 2022	12
MEL	USD	2,057	JPY	251,600	May 25, 2022	117
MEL	USD	12,270	JPY	1,479,000	May 27, 2022	863
MEL	USD	15,426	JPY	1,891,080	May 31, 2022	839
MEL	USD	10,253	JPY	1,253,750	June 01, 2022	581
MEL	USD	2,874	JPY	351,390	June 02, 2022	163
MEL	USD	3,073	JPY	375,700	June 03, 2022	174
MEL	USD	8,304	JPY	1,015,240	June 07, 2022	470
MEL	USD	13,344	JPY	1,631,405	June 08, 2022	756
MEL	USD	27,170	JPY	3,320,015	June 21, 2022	1,536
MEL	USD	4,842	JPY	591,600	June 22, 2022	274
MEL	USD	5,739	JPY	701,250	June 23, 2022	324
MEL	USD	9,934	JPY	1,213,800	June 24, 2022	561
MEL	USD	12,109	JPY	1,479,255	June 28, 2022	684
MEL	USD	6,965	JPY	850,850	June 29, 2022	393
MEL	USD	44,984	JPY	5,494,995	June 30, 2022	2,538
MEL	USD	2,044	NOK	18,038	May 03, 2022	121
MEL	USD	7,351	NOK	67,377	May 05, 2022	168
MEL	USD	4,056	SEK	39,838	May 04, 2022	(2)
MEL	USD	8,876	SEK	87,362	May 05, 2022	(22)
MEL	USD	2,041	SGD	2,814	May 12, 2022	6
MEL	USD	4,526	SGD	6,240	May 13, 2022	14
					Net Appreciation	$13,298
Counterparty Abbreviations:
MEL	Mellon Capital
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2022
Summary of Investments by Country as of April 30, 2022.
Country	Fair Value	Percentage of Fund Investments
Japan	$ 52,399,057	19.46%
United Kingdom	39,262,367	14.58
France	25,736,605	9.56
Germany	25,330,145	9.41
Switzerland	25,138,747	9.34
Australia	20,842,303	7.74
Netherlands	13,615,824	5.06
Denmark	11,274,867	4.19
Sweden	8,918,922	3.31
Spain	7,366,347	2.74
Italy	7,287,879	2.71
Hong Kong	7,165,908	2.66
Ireland	4,326,633	1.61
Israel	4,105,889	1.52
Singapore	3,296,732	1.22
Finland	2,913,618	1.08
Norway	2,233,422	0.83
Belgium	2,002,123	0.74
Austria	1,640,579	0.61
Jordan	1,091,005	0.41
Argentina	1,070,993	0.40
Canada	1,067,050	0.40
Luxembourg	384,152	0.14
New Zealand	341,559	0.13
Portugal	223,075	0.08
Chile	70,025	0.03
United States	58,815	0.02
Macau	50,255	0.02
Poland	12,274	0.00
United Arab Emirates	19	0.00
Total	$269,227,189	100.00%
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2022
Great-West Core Strategies: International Equity Fund
ASSETS:
Investments in securities, fair value (including $47,611 of securities on loan)(a)	$269,168,374
Repurchase agreements, fair value(b)	58,815
Cash	7,350,191
Cash denominated in foreign currencies, fair value(c)	616,041
Cash pledged on futures contracts	1,095,415
Dividends receivable	1,562,168
Subscriptions receivable	226,577
Receivable for investments sold	1,668,637
Unrealized appreciation on forward foreign currency contracts	13,351
Total Assets	281,759,569
LIABILITIES:
Payable for director fees	13,672
Payable for other accrued fees	136,381
Payable for shareholder services fees	85,027
Payable to investment adviser	37,299
Payable upon return of securities loaned	58,815
Redemptions payable	344,244
Unrealized depreciation on forward foreign currency contracts	53
Variation margin on futures contracts	140,700
Total Liabilities	816,191
NET ASSETS	$280,943,378
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,130,931
Paid-in capital in excess of par	325,851,115
Undistributed/accumulated deficit	(48,038,668)
NET ASSETS	$280,943,378
NET ASSETS BY CLASS
Investor Class	$273,920,813
Institutional Class	$7,022,565
CAPITAL STOCK:
Authorized
Investor Class	199,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	30,488,309
Institutional Class	821,000
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.98
Institutional Class	$8.55
(a) Cost of investments	$309,780,928
(b) Cost of repurchase agreements	$58,815
(c) Cost of cash denominated in foreign currencies	$631,979
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2022
Great-West Core Strategies: International Equity Fund
INVESTMENT INCOME:
Income from securities lending	$156
Dividends	7,118,244
Foreign withholding tax	(671,808)
Total Income	6,446,592
EXPENSES:
Management fees	1,475,833
Shareholder services fees – Investor Class	952,655
Audit and tax fees	72,106
Custodian fees	251,253
Director's fees	27,208
Legal fees	7,232
Pricing fees	31,902
Registration fees	68,222
Shareholder report fees	64,867
Transfer agent fees	7,360
Other fees	3,936
Total Expenses	2,962,574
Less amount waived by investment adviser	205,082
Net Expenses	2,757,492
NET INVESTMENT INCOME	3,689,100
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(3,732,073)
Net realized gain on futures contracts	772,821
Net Realized Loss	(2,959,252)
Net change in unrealized depreciation on investments and foreign currency translations	(43,673,445)
Net change in unrealized depreciation on futures contracts	(1,490,329)
Net change in unrealized appreciation on forward foreign currency contracts	14,325
Net Change in Unrealized Depreciation	(45,149,449)
Net Realized and Unrealized Loss	(48,108,701)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,419,601)
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2022 and April 30, 2021
Great-West Core Strategies: International Equity Fund	2022	2021
OPERATIONS:
Net investment income	$3,689,100	$625,966
Net realized gain (loss)	(2,959,252)	11,823,387
Net change in unrealized appreciation (depreciation)	(45,149,449)	14,959,429
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,419,601)	27,408,782
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(23,367,161)	-
Institutional Class	(599,069)	-
From return of capital	(23,966,230)	0
From net investment income and net realized gains
Investor Class(a)	(16,863,599)	(1,833,086)
Institutional Class	(194,462)	(274,625)
From net investment income and net realized gains	(17,058,061)	(2,107,711)
Total Distributions	(41,024,291)	(2,107,711)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(a)	377,075,218	192,561,773
Class L(b)	-	15,564,054
Institutional Class	5,947,572	2,098,558
Shares issued in reinvestment of distributions
Investor Class(a)	40,230,760	1,833,086
Institutional Class	793,531	274,625
Shares redeemed
Investor Class(a)	(158,155,516)	(106,606,089)
Class L(b)	-	(120,992,510)
Institutional Class	(2,053,140)	(450,091)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	263,838,425	(15,716,594)
Total Increase in Net Assets	178,394,533	9,584,477
NET ASSETS:
Beginning of year	102,548,845	92,964,368
End of year	$280,943,378	$102,548,845
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(a)	33,242,823	18,752,189
Class L(b)	-	1,758,794
Institutional Class	569,956	206,917
Shares issued in reinvestment of distributions
Investor Class(a)	3,863,279	175,583
Institutional Class	80,203	27,656
Shares redeemed
Investor Class(a)	(15,426,016)	(10,119,549)
Class L(b)	-	(12,914,700)
Institutional Class	(203,930)	(45,425)
Net Increase (Decrease)	22,126,315	(2,158,535)
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$11.19	0.14	(1.22)	(1.08)	(0.67)	(0.13)	(0.33)	(1.13)	$ 8.98	(10.82%)
4/30/2021 (c)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
4/30/2022	$10.66	0.18	(1.17)	(0.99)	(0.47)	(0.18)	(0.47)	(1.12)	$ 8.55	(10.51%)
4/30/2021	$ 8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%
4/30/2020	$ 9.85	0.28	(1.47)	(1.19)	(0.00) (e)	(0.41)	—	(0.41)	$ 8.25	(12.88%)
4/30/2019 (f)	$10.00	0.11	(0.19)	(0.08)	—	(0.07)	—	(0.07)	$ 9.85	(0.83%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
04/30/2022	$273,921	1.06%	1.00%	1.32%	58%
04/30/2021 (c)	$ 98,555	1.41% (h)	1.00% (h)	3.42% (h)	94% (d)
Institutional Class
04/30/2022	$ 7,023	1.23%	0.65%	1.79%	58%
04/30/2021	$ 3,994	2.10%	0.65%	1.06%	94%
04/30/2020	$ 1,531	1.37%	0.65%	2.91%	26%
04/30/2019 (f)	$ 11,640	2.07% (h)	0.65% (h)	1.39% (h)	29% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-five funds. Interests in the Great-West Core Strategies: International Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - April 30, 2022

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2022

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock
Basic Materials	$ —	20,589,018	$ —	$ 20,589,018
Communications	3,995,641	15,726,203	—	19,721,844
Consumer, Cyclical	9,724	33,034,114	—	33,043,838
Consumer, Non-cyclical	2,579,171	64,676,966	—	67,256,137
Diversified	93,924	441,672	—	535,596
Energy	—	13,021,805	—	13,021,805
Financial	105,454	54,178,100	—	54,283,554
Industrial	24,671	36,146,738	—	36,171,409
Technology	3,460,944	13,255,372	—	16,716,316
Utilities	109,778	5,562,374	—	5,672,152
Preferred Stock	—	2,156,705	—	2,156,705
Short Term Investments	—	58,815	—	58,815
Total investments, at fair value:	10,379,307	258,847,882	0	269,227,189
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	13,351	—	13,351
Total Assets	$ 10,379,307	$ 258,861,233	$ 0	$ 269,240,540
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(53)	—	(53)
Futures Contracts(a)	$ (254,489)	$ —	$ —	$ (254,489)
Total Liabilities	$ (254,489)	$ (53)	$ 0	$ (254,542)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - April 30, 2022

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$10,622,758	$632,543
Long-term capital gain	6,435,303	1,475,168
Return of capital	23,966,230	-
	$41,024,291	$2,107,711
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(5,188,175)
Net unrealized depreciation	(42,850,493)
Tax composition of capital	$(48,038,668)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(213,382)	$(4,974,793)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2022 were as follows:
Federal tax cost of investments	$311,836,491
Gross unrealized appreciation on investments	9,277,791
Gross unrealized depreciation on investments	(52,128,284)
Net unrealized depreciation on investments	$(42,850,493)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.

Annual Report - April 30, 2022

In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 214 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $215,772 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2022 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)			Net unrealized depreciation on futures contracts	$(254,489) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$13,351	Unrealized depreciation on forward foreign currency contracts	$ (53)

Annual Report - April 30, 2022

(a)Includes cumulative depreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$772,821	Net change in unrealized depreciation on futures contracts	$(1,490,329)
Foreign exchange contracts (forwards)			Net change in unrealized appreciation on forward foreign currency contracts	$ 14,325
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM or the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.53% of the Fund’s average daily net assets up to $1 billion dollars, 0.48% of the Fund’s average daily net assets over $1 billion dollars and 0.43% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2022, the amounts available for recoupment were as follows:
Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$227,366	$241,494	$205,082	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and GWL&A, Franklin Templeton Institutional, LLC, and LSV Asset Management (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
The Adviser is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rate of 0.020% of the net assets subject to an annual $20,000 minimum.

Annual Report - April 30, 2022

Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,123,500 for the fiscal year ended April 30, 2022.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $407,265,729 and $140,322,075, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2022, the Fund had securities on loan valued at $47,611 and received collateral as reported on the Statement of Assets and Liabilities of $58,815 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At April 30, 2022, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to April 30, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: International Equity Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 17, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $594,021 and has derived gross income from sources within foreign countries amounting to $7,124,513.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2022 (the “April Board Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of Great-West Core Strategies: International Equity Fund (the “Fund” and together with the Company’s other series, the “Great-West Funds”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: International Equity (“International Equity”)	Irish Life Investment Managers Limited (“ILIM”)
Franklin Templeton Institutional, LLC (“Franklin”)
LSV Asset Management (“LSV”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). ILIM is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, each of ILIM, Franklin and LSV. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. Under this structure, GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 23, 2022 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Board Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met with representatives of GWCM to review, among other things, comparative information regarding the Fund’s investment performance, fees and expenses, including data prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, as well as the portion of the management fee retained and enterprise profitability data, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel, including at a separate meeting of the Independent Directors convened immediately prior to the April Board Meeting and at the April Board Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. With respect to personnel, the Board noted that GWCM’s affiliate, Empower Retirement, LLC (“Empower”) provides employees, including various management professionals, who provide services on behalf of GWCM—which does not have its own employees—pursuant to an agreement between GWCM and Empower. (Empower is a wholly-owned subsidiary of GWL&A; references herein to personnel, services, activities and resources of GWCM should be understood generally as including Empower.)
The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent strategic initiatives, progress on implementation of an enhanced trade order management system and various other projects and GWCM’s efforts generally to ensure that third-party programs and vendors used to service the Fund—including for purposes of regulatory compliance support—are monitored effectively.

Consideration also was given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility, changing circumstances in the mutual fund industry and investor sentiment, regulatory developments, economic indicators, monetary and fiscal policy developments and emerging issues. In this regard, the Board received information on the impacts of the COVID-19 pandemic and macroeconomic and geopolitical developments on each adviser generally and the Fund, and considered how monitoring and analysis of such developments informs each adviser’s performance of its respective services to the Fund.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. Noting the Fund’s limited operating history—with inception dates of September 3, 2020 and June 25, 2018 for the Fund’s Investor Class and Institutional Class, respectively—the Board reviewed performance information for the Fund’s Investor Class and Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2021 with respect to the Investor Class, and for the one- and three-year periods ended December 31, 2021 with respect to the Institutional Class. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that the annualized returns for each class of the Fund for the one-year period ended December 31, 2021—although below its respective performance universe median—ranked in the third quintile of its respective performance universe (the first quintile being the best performers and the fifth quintile being the worst performers), with specific rankings in the 59th and 56th percentiles of its respective performance universe for the Investor Class and Institutional Class, respectively. The Board also observed that the annualized returns of the Fund’s Institutional Class exceeded its performance universe median for the three-year period ended December 31, 2021, ranking in the third quintile of its performance universe. With respect to performance versus the benchmark index, the Board noted that while each class underperformed its benchmark for the one-year period ended December 31, 2021, the annualized returns of the Fund’s Institutional Class approximated the benchmark for the three-year period ended December 31, 2021.
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment decision-making process, the organization, composition and experience of its investment personnel and its portfolio risk controls, among other things, as well as its performance attribution commentary. Also considered by the Board were GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring.
The Board determined that it was satisfied with the explanations for, oversight of and information provided regarding, the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and each of ILIM and LSV from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2023.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to each of the Fund’s Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Consultant assessing expenses in the context of performance.
The Board observed that, as to each class, the Fund’s Contractual Management Fee and total annual operating expense ratio were lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the second quintile of its peer group for the Investor Class (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses) and in the first quintile of its peer group for the Institutional Class. In addition, the Board considered the Independent Consultant’s opinion that the Fund’s Contractual Management Fee and total annual operating expense ratio are reasonable.
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers, to similar other funds of the Company managed by GWCM and the Sub-Advisers and/or standard institutional fee schedules for the relevant investment strategy. The Board noted that GWCM does not manage other client accounts in the same investment style as the Fund. For LSV, the Board received information regarding the fees charged to registered investment companies, separately managed account and commingled vehicles with similar investment objectives and policies as LSV’s allocated portion of the Fund, and noted fee schedule differences and where the fee charged to GWCM was higher, at particular asset levels, than that charged to certain other comparable clients or engagements. With respect to Franklin, the Board noted the Sub-Adviser’s statement that there are no direct comparable accounts to the Fund. As applicable, the Board noted that differences in fee schedules are attributable to various factors, such as, among other things, applicable legal, governance and capital structures, anticipated flows, projected growth and account sizes, as well as differences in risks assumed and services provided as between the Fund and other types of accounts. In this regard, the Board noted that LSV cited historical pricing arrangements and the totality of client relationships, in particular, in explaining the differences in fee schedules.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged appeared to be consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of GWCM and the Sub-Advisers and the profits estimated to be realized by GWCM and by ILIM and LSV. The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and ILIM and LSV.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its prior discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also noted its discussion with GWCM representatives at the March Meeting regarding the impact of the methodology adjustment to GWCM’s 2021 profitability and GWCM’s confirmation that no further methodology adjustments were made in 2021.
The Board also reviewed a report from the Independent Consultant comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses.

The Board also noted that ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund). With respect to Franklin, the Board considered that although the Sub-Adviser did not provide an estimate of profits, since the Sub-Advisory Agreement between GWCM and Franklin was negotiated at arm’s length, such information was not relevant to its approval of such Sub-Advisory Agreement.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Advisers, as applicable, were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to the Fund and shareholders. In its evaluation, the Board noted that both the management fee schedule and the LSV sub-advisory fee schedule contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. In this connection, the Board noted the data provided by the Independent Consultant, reflecting metrics it developed, regarding the portion of the management fee retained by GWCM with respect to the Fund’s Investor Class, which indicated that such portion was below that of the Fund’s peer group. The Board also recalled its observation that the Fund’s Contractual Management Fee was lower than the median contractual management fee of its peer group.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM and Franklin may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients.
The Board also noted where services were provided to the Fund by affiliates of GWCM and ILIM including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower pursuant to a shareholder services agreement, effective April 29, 2020 (the “Shareholder Services Agreement”). The Board considered its assessment, as part of the Board’s annual contract review process, of the services provided by and fees paid under the Shareholder Services Agreement—an assessment that included, among other things, reviews of: service metrics data; the nature and quality of shareholder services; fees retained by Empower and those paid to third-party providers; and Empower’s estimated profitability on shareholder services fees from the Fund.
The Board also considered that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Advisers, as applicable.

Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC (“AAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	45	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Assistant Vice President Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Assistant Vice President, Counsel & Assistant Secretary, GWCM; Assistant General Counsel & Assistant Secretary, GWFS; Senior Counsel & Assistant Secretary, GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2023. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund's web site at http://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2021 and $996,300 for fiscal year 2022.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2021 and $60,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 17, 2022